Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Based on my knowledge, I, John C. Doyle, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Castlight Health Inc. on Form 10-Q for the quarterly period ended September 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Castlight Health Inc.

CASTLIGHT HEALTH, INC.
	By:	/s/ John C. Doyle
John C. Doyle
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Dated:
November 12, 2014